UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-23057
Guggenheim Energy & Income Fund
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
 (Name and address of agent for service)
Registrant's telephone number, including area code:  (312) 827-0100
Date of fiscal year end:  September 30
Date of reporting period:  October 1, 2015 – March 31, 2016

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/XGEIX
...YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM ENERGY & INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/xgeix, you will find:
•	Daily, weekly and monthly data on NAV, distributions and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices and tax characteristics
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	March 31, 2016

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Energy & Income Fund (the “Fund”). This report covers the Fund’s performance for the six-month period ended March 31, 2016.
The Fund’s investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. There can be no assurance the Fund will achieve its investment objectives.
Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus financial leverage) in securities of energy companies and income-producing securities of other issuers. The Fund intends to focus its energy company investments in debt securities, including bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, and structured products.
As a non-listed Fund, the Fund does not have a market price or market price return. For the semiannual fiscal period ended March 31, 2016, the Fund provided a total return based on net asset value (NAV) of -10.07%. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. As of March 31, 2016, the Fund’s NAV was $821.33 per share, compared with $962.31 per share on September 30, 2015. The Fund also made two distributions in the period: $20.48 on December 11, 2015, and $24.375 on March 31, 2016. The distribution rate at the end of the period, based on the closing NAV, was 11.87%. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(e) on page 30 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm. Guggenheim Funds Distributors, LLC serves as the distributor to the Fund and is an affiliate of Guggenheim.
To learn more about the Fund, we encourage you to read the Questions & Answers section of this report, which begins on page 5. You’ll find information on GPIM’s investment philosophy, views on the economy and market environment, and information about the Fund’s performance.

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(Unaudited) continued	March 31, 2016

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/xgeix.
Sincerely,
Donald C. Cacciapaglia
President and Chief Executive Officer
Guggenheim Energy & Income Fund
April 30, 2016

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QUESTIONS & ANSWERS (Unaudited)	March 31, 2016

Guggenheim Energy & Income Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes Thomas Hauser, Managing Director and Portfolio Manager; James W. Michal, Senior Managing Director and Portfolio Manager; Adam Bloch, Director and Portfolio Manager; and Richard de Wet, Vice President and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the six-month period ended March 31, 2016.
What is the Fund’s investment objective and how is it pursued?
The Fund’s investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation. There can be no assurance the Fund will achieve its investment objectives.
Under normal market conditions, the Fund invests at least 80% of its managed assets (net assets plus financial leverage) in securities of energy companies and income-producing securities of other issuers. Energy companies include those that have at least 50% of their assets, income, sales, or profits committed to, or derived from:
•
production, exploration, development, mining, extraction, transportation (including marine transportation), refining, processing, storage, distribution, management, marketing, and/or trading of oil, natural gas, natural gas liquids, refined petroleum products, coal, biofuels, or other natural resources used to produce energy, or ethanol;

•
generation, transmission, distribution, marketing, sale, and/or trading of all forms of electrical power (including through clean and renewable resources, such as solar energy, wind energy, geothermal energy, or hydropower) or gas;

•	manufacturing, marketing, management, sale, and/or trading of equipment, products or other supplies predominantly used by entities engaged in such businesses; and
•	provision of services to entities engaged in such businesses.
Under normal market conditions, the Fund invests at least 70% of its managed assets in securities of energy companies. The Fund intends to focus its energy company investments in debt securities, including bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, and structured products. Other income-producing securities in which the Fund may invest include corporate bonds, debentures, notes, loans and loan participations, mezzanine and preferred securities, convertible securities, asset-backed securities, commercial paper, U.S. government securities, sovereign government and supranational debt securities, structured products, and dividend-paying common equity securities.
The Fund may invest in debt securities of any credit quality, and may invest without limitation in securities of below-investment-grade quality (also known as high yield securities or junk bonds). Securities of below-investment-grade quality are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. Securities of below-investment-grade quality involve special risks as compared to investment-grade-quality securities.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2016

The Fund may use financial leverage (borrowing) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.
What were macroeconomic conditions over the period?
The highlight was the 25-basis-point increase in the federal funds target rate by the U.S. Federal Reserve (the Fed) in December 2015. While the direct impact of the move was fairly insignificant, the decision to begin normalization of interest rates after seven years of unprecedented liquidity provision was not. Indeed, in 2015, risk assets posted their worst annual performance since the 2008 financial crisis, as market participants’ expectations for the start of rate hikes collided with concern about plunging commodity prices, and slowing economic growth in China and other emerging market economies. Among the events that fueled a risk-off sentiment in the fourth quarter of last year were strong U.S. employment reports, European Central Bank (ECB) stimulus measures that were below market expectations, and the December announcement by Oil Petroleum Exporting Countries (OPEC) that its members would maintain production, defending market share by squeezing out higher-cost producers, including U.S. shale. Oil prices tumbled below $35 a barrel in December, reaching their lowest price since 2008.
As 2016 began, forecasts for U.S. and global economic growth were downgraded, and recession fears surged along with market volatility. Estimates for 1Q gross domestic product (GDP) in the U.S. were marked down, even though Q1 GDP has undershot full-year growth rates in six out of the last seven years. Risk assets rallied in the last half of the first quarter, led by a dovish pivot in the Fed’s communication that spurred a rally in crude oil and a reversal of dollar strength. The weaker dollar, along with optimism that a group of major oil producing countries might agree to a production freeze, helped oil to rebound. After falling in the early weeks of the year to a cycle low of $26 per barrel on February 11, the front-month West Texas Intermediate (WTI) oil futures contract rallied as high as $40 per barrel before closing the quarter at $38 per barrel. The rebound in risk assets in the second half of the quarter may also reflect diminished U.S. recession risks in the eyes of many market participants.
The outlook for economic growth outside the U.S. softened in 1Q. A further deterioration in the euro zone inflation outlook prompted the ECB to announce an increase in the size of its monthly asset purchases and reduce its deposit rate to -40 basis points. European government bonds rallied following the announcement, with the 10-year German bund ending the first quarter with a yield of just 16 basis points.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2016

Ongoing stimulus efforts in Asia also appeared likely to contribute to low U.S. rates. Chinese industrial production growth continued to slow in early 2016, prompting the People’s Bank of China (PBOC) to stimulate credit growth by allowing banks to hold fewer reserves against deposits. And after years of struggling with stagnant growth and low inflation, the Bank of Japan (BOJ) surprised markets by cutting its key interest rate to -10 basis points in January. The negative rates pushed a considerable amount of Japanese savings into foreign markets.
The influence of global factors on U.S. monetary policy has clearly grown. The Fed kept rates unchanged at the January and March Federal Open Market Committee (FOMC) meetings, citing concerns about potential downside risks to the U.S. economy posed by weaker global growth and market volatility. Despite evidence of higher inflation and a stronger labor market, the median FOMC participant at period end was projecting two hikes in 2016, down from a forecast of four as recently as December 2015.
In an environment where global rates are moving lower and markets are already starved for yield, foreign investors began looking to the U.S. Guggenheim expects that U.S. Treasury yields will fall further as the gravitational pull of global yields gets stronger, and does not discount the possibility of 10-year U.S. Treasury yields declining to closer to 1% before the end of the year.
How did the Fund perform for the period?
For the six-month period ended March 31, 2016, the Fund provided a total return based on net asset value (NAV) of -10.07%. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses. As of March 31, 2016, the Fund’s NAV was $821.33. That compared with $962.31 per share on September 30, 2015, and $1,000.00 on August 13, 2015, the Fund’s inception date.
What were the Fund’s distributions for the period?
The Fund declared its initial distribution in November 2015, $20.48 per share. On March 1, 2016, it declared another distribution of $24.375, which equates to 9.75% on the initial offering yield. The distribution rate at the end of the period based on NAV was 11.87%. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(e) on page 30 for more information on distributions for the period.
Why is there no market price for the Fund?
The Fund is a non-listed closed-end fund. It is designed for long-term investors and an investment in the common shares should be considered illiquid. An investment in the common shares is not suitable for investors who need access to the money they invest. Unlike shares of open-end funds (commonly known as mutual funds), which generally are redeemable on a daily basis, the common shares are not redeemable at an investor’s option, and unlike traditional listed closed-end funds, the common shares are not listed on any securities exchange.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2016

Investors should not expect to be able to sell their common shares, regardless of how the Fund performs. Investors may not have access to the money invested until a shareholder liquidity event occurs.
What is a shareholder liquidity event?
The Fund intends to complete an event intended to provide liquidity on or before July 28, 2023 (liquidity event date). The Fund’s Board of Trustees may extend the liquidity event date for one year, to July 28, 2024, without a shareholder vote. The liquidity event date can be further extended beyond July 28, 2024, if approved by 75% of the Board of Trustees followed by approval by 75% of the outstanding voting securities of the Fund. A shareholder liquidity event will consist of either: termination and liquidation of the Fund, or a tender offer to repurchase 100% of the Fund’s outstanding common shares at a price equal to the then-current NAV.
The Fund’s investment objectives and policies are not designed to seek to return to investors who purchased common shares in the initial offering their initial investment on the liquidity event date or any other date. Such initial investors and any investors who purchase common shares after the completion of the offering may receive less than their original investment through any shareholder liquidity event.
Will the Fund provide any liquidity for shareholders prior to the liquidity event date?
Beginning 18 months after completion of the offering (the offering was completed August 13, 2015), the Fund intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of the Board of Trustees. In a tender offer, the Fund will offer to repurchase outstanding common shares at the Fund’s NAV or a percentage of the Fund’s NAV per share on the last day of the offer. In any given quarter, the Adviser may or may not recommend to the Board of Trustees that the Fund conduct a tender offer. Accordingly, there may be periods during which no tender offer is made, and it is possible that no tender offers will be conducted during the term of the Fund. If a tender offer is not made, shareholders may not be able to sell their common shares as it is unlikely that a secondary market for the common shares will develop or, if a secondary market does develop, shareholders may be able to sell their common shares only at substantial discounts from NAV.
How did the high yield energy market perform in this environment?
For the six-month period ended March 31, 2016, the Energy sector of the Barclays U.S. Corporate High Yield Index returned -10.5%, as declining oil prices continued to weigh on the sector. However, with the price of oil stabilizing at the end of the period, the Energy sector rallied by 27.0% from February 11 to March 31, after being down by as much as -29.5% for the period in mid-February. The more commodity price-sensitive exploration and production (E&P) and Oil Field Services sub-sectors were the worst-performing sectors in the Energy Index, with returns of -20.3% and -10.4% respectively for the period, while Midstream was the best-performing sector, returning 1.0%. The average yield-to-worst of 13.5% for the Energy sector of the High Yield Index at period end continues to look attractive at a 5.3% premium to yield-to-worst of the overall High Yield Index.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2016

Discuss sentiment about the oil market over the period.
One event that changed sentiment over the period was a possible coordinated freeze of output among OPEC and non-OPEC members that are large producers of oil. Another was moves among issuers, mostly in the U.S., to reduce capital spending, which ultimately could affect production. Capital budgets announced in the fourth quarter 2015 earnings season were significantly below expectations and indicate severe cuts in capital spending. Of the oil producers Guggenheim tracks, for example, average capex cuts for 2016 were expected to be about 50%. That includes investment-grade companies that make up the greatest part of the overall production in the U.S., so the cuts would be material.
Based on our estimates of capex budgets and our modeling of underlying issuers, we think 800,000 to one million barrels a day could come out of U.S. production by the end of 2016—or about 8-10% of the total production of about 9.3 million barrels a day as of the end of 2015. That should have a meaningful impact on the global supply-demand imbalance. It also is a promising sign for normalization of supply for what many regard as the marginal producer—U.S. shale—even though cost there has come down materially. Also on the natural gas side, a warm winter resulted in significantly below-normal withdrawals from inventories, which has had a negative effect on the spot gas price. So there are similar capex cuts among natural gas producers, perhaps leading to a 5-6% reduction in year-over-year production on the natural gas side, plus what everyone hopes will be a more promising demand environment in 2016.
Capex cuts and their effect on production have resulted in energy credits being fairly closely correlated to oil prices. As the energy sector of the high yield index traded down through the middle of February, at its low point, the average dollar price of high yield energy debt was about 50 cents on the dollar. Fortunately, that rallied to closer to 66 cents on the dollar, but still near the end of the period energy credits were trading generally in distressed territory with spreads more than 900 basis points higher than Treasuries and a total yield of just below 15%. That’s on average across all the industries that make up the energy high yield corporate sector and the subsectors of that. So there was a huge level of distress and also significant dispersion of performance among issuers, as some appeared to head toward restructuring or into bankruptcies in some cases, and others have enough liquidity to survive, thus providing a longer runway and more time to ride out the low prices the market experienced.
The primary driver of wider spreads in the high-yield market continued to persist, however; the oil market remains characterized by a significant supply-demand imbalance. Near-term risks include further weakness in oil, the impact of a potential Fed hike over the summer, and the meaningful wave of downgrades that lie ahead in oil and basic materials. The late-period rebound in risk assets, in conjunction with rising oil prices, supports our view that the decline in leveraged credit has been largely tied to the commodity bear market and a sentiment-driven spillover into credits tied to other industries. Our concern is that the rebound in oil prices is not yet supported by a turnaround in the dynamics that initially caused prices to fall. Our analysis of inventory trends and production levels suggests that the oil market will remain oversupplied until the second half of 2016. Leveraged credit

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2016

must also contend with two important headwinds between now and the second half of the year: a rise in credit defaults in the energy and metals sectors, and a likely wave of ratings downgrades in both markets.
How were the Fund’s investments allocated at period end?
GPIM divides the energy sector into five subsectors: upstream (exploration and production companies or E&P); energy services (providers of equipment and services to energy companies); midstream (pipeline companies); downstream (refiners); and power (companies that produce and distribute power to end users).
At the time of launch, we mentioned that we were patient in deploying capital in the energy sector, as we thought the prospects were significant for commodity prices to stay depressed, or be volatile, or both. We expected it to be a longer downturn in the energy market, and wanted to take our time deploying capital at the outset. We also kept a portion of the portfolio in non-energy related investments, which can be rotated out of as opportunities within the energy sector present themselves in the months ahead.
As of the end of the period, the Fund was fully invested, with about 78% exposure to energy and 22% non-energy. The Fund was more conservatively positioned in major sectors relative to the broad market: 26% of the Fund in E&P companies (Index 34%), 20% in midstream companies (Index 25%), and 26% in power generation companies (Index 20%). The Fund also had 2% in providers of oil field services, and 1% in coal miners and other securitized energy holdings. The 22% non-energy portion was composed of higher-yielding, deep-conviction names among corporate credit.
The allocation reflects our current view, which, with the significantly depressed drilling environment, for example, services companies are the first to feel the effects and may stay depressed the longest relative to other subsectors. So, we remain underweight in that category, and also heavily weighted away from traditional mainstream gathering and processing companies. We do have some exposure to the traditional gathering and processing companies, but the rest is propane distributors, global tank storage businesses and long-haul natural gas pipelines, which are supplying natural gas to individual markets for local distribution companies to then provide to customers’ homes. We favor midstream businesses exposed to many different customers and multiple basins, so that they are not overly exposed to one area or beholden to one customer—this latter point could be important if the customer has the upper hand to renegotiate a contract.
We’ve also seen opportunity to put capital to work in the power generation business. As natural gas prices have traded off, we’ve seen companies in energy generation trade off in tandem. But we think that might have been overdone, since these power businesses often have long-term contracts in place, thus preserving for now their revenue stream.
Also a part of our overweight relative to the index in power were opportunities in the bank loan universe. As natural gas prices came down early in the period we saw an opportunity to buy those loans at attractive discounts and yields.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2016

The Fund was invested in a mix of high yield bonds (~68% of net assets), bank loans (~24%), investment grade bonds (~6%), and asset backed securities (~2%).
Will oil start climbing back to $100 per barrel?
Shale drilling in the U.S. was an extraordinary technological advancement that significantly lowered the break-even price of oil and natural gas in this country. The price at which producers need to turn a profit today is a lot lower than in 2008. Where wells come back on and when people start drilling again will be determined by the economics of the underlying wells and each producer’s balance sheet. Producers will have constraints put on them by, in some cases, new owners who limit the amount of capital spending. Still, we think there are wells in the U.S. that are still being drilled economically today at the well level and turning a profit, excluding interest expense.
On the other hand, a lot of what was drilled in the 2012-2014 timeframe wouldn’t be profitable today, but will become more so as the spot price of oil crosses $50 or $60. It’s not our view that we’re getting back to $100 any time soon, because there is a lot of inventory sitting there to be drilled at that price and even lower profitably.
But at today’s price, with capital budgets being set that we think will reduce supply by almost 10% in the U.S., producers do not have the incentive to drill enough to hold production even. Plus, there are producers over the rest of the world that can’t make money at $35 to $40 oil. So, picking the perfect equilibrium price is clearly what everyone’s trying to do, but we believe that what’s happening in the U.S. and elsewhere illustrates that it’s meaningfully higher than where the spot price was for most of the first quarter of 2016.
What is the Fund’s leverage strategy?
The Fund may use financial leverage (borrowing) to finance the purchase of additional securities. As of March 31, 2016, the Fund’s leverage was 22%. The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. The Fund expects to employ leverage primarily through indebtedness and engaging in reverse repurchase agreements. The Fund is permitted to issue preferred shares but has no current intention to do so. There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV of common shares to be more volatile and can magnify the effect of any losses.

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QUESTIONS & ANSWERS (Unaudited) continued	March 31, 2016

Index Definitions
Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.
Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, noninvestment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below, respectively.
Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.
There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. Please see guggenheiminvestments.com/xgeix for a more detailed discussion of the Fund’s risks and considerations.

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited)		March 31, 2016

Fund Statistics
Net Asset Value		$821.33
Net Assets ($000)		$65,082

TOTAL RETURNS FOR THE
PERIOD ENDED MARCH 31, 2016 (non-annualized)
		Since
		Inception
	Six Month	(08/13/15)
Guggenheim Energy & Income Fund
NAV	-10.07%	-13.46%
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/xgeix. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.
Portfolio Breakdown	% of Net Assets
Corporate Bonds	96.5%
Senior Floating Rate Interests	31.6%
Asset Backed Securities	1.9%
Total Investments	130.0%
Other Assets & Liabilities, net	-30.0%
Net Assets	100.0%

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	March 31, 2016

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PERFORMANCE REPORT AND FUND PROFILE (Unaudited) continued	March 31, 2016

Ten Largest Holdings	% of Total Net Assets
TPF II Power LLC, 5.50%, 10/02/21	3.6%
Panda Power, 7.50%, 08/21/20	2.8%
Panda Moxie Patriot, 6.75%, 12/19/20	2.7%
DCP Midstream LLC, 5.35%, 03/15/20	2.6%
Jonah Energy LLC, 7.50%, 05/12/21	2.5%
Unit Corp, 6.63%, 05/15/21	2.5%
Invenergy Thermal Operating I LLC, 6.50%, 10/19/22	2.5%
Ferrellgas Partners LP, 8.63%, 06/15/20	2.4%
LBC Tank Terminals Holdings Netherlands BV, 6.88%, 05/15/23	2.4%
AmeriGas Finance LLC/AmeriGas Finance Corp, 7.00%, 05/20/22	2.4%
Top Ten Total	26.4%
“Ten Largest Holdings” exclude any temporary cash or derivative investments.
Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/xgeix. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.
Portfolio Composition by Quality Rating*
Rating	% of Total Investments
Fixed Income Instruments
A	0.5%
BBB	9.5%
BB	35.2%
B	43.1%
CCC	8.2%
C	2.0%
NR	1.5%
Total Investments	100.0%
* Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

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SCHEDULE OF INVESTMENTS (Unaudited)		March 31, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 96.5%
Energy – 57.0%
Whiting Petroleum Corp.
5.75% due 03/15/21[1]	$2,050,000	$ 1,363,250
6.50% due 10/01/18[1]	2,000,000	1,360,000
DCP Midstream LLC
5.35% due 03/15/20[2]	2,000,000	1,721,067
Unit Corp.
6.63% due 05/15/21[1]	3,250,000	1,633,125
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	850,000	817,063
5.63% due 04/15/23	750,000	712,500
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25	1,500,000	1,507,035
ContourGlobal Power Holdings S.A.
7.13% due 06/01/19[2]	1,550,000	1,505,438
PDC Energy, Inc.
7.75% due 10/15/22	1,500,000	1,496,249
Halcon Resources Corp.
8.63% due 02/01/20[2]	2,100,000	1,491,000
Marathon Petroleum Corp.
3.40% due 12/15/20	1,500,000	1,475,372
Gulfstream Natural Gas System LLC
4.60% due 09/15/25[2]	1,500,000	1,468,085
Approach Resources, Inc.
7.00% due 06/15/21	3,050,000	1,456,375
Gibson Energy, Inc.
6.75% due 07/15/21[2]	1,550,000	1,426,000
Antero Resources Corp.
6.00% due 12/01/20	1,500,000	1,425,000
CONSOL Energy, Inc.
8.00% due 04/01/23[1]	1,900,000	1,419,680
Newfield Exploration Co.
5.38% due 01/01/26	1,550,000	1,410,500
Comstock Resources, Inc.
10.00% due 03/15/20[2]	2,850,000	1,403,625
Carrizo Oil & Gas, Inc.
7.50% due 09/15/20	1,500,000	1,398,750
QEP Resources, Inc.
6.88% due 03/01/21	1,500,000	1,376,250
FTS International, Inc.
8.13% due 06/15/20[2,3]	2,000,000	1,348,978
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
7.50% due 07/01/21[1]	1,500,000	1,177,500

See notes to financial statements.

16 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		March 31, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 96.5% (continued)
Energy – 57.0% (continued)
Crestwood Midstream Partners Limited Partnership /
Crestwood Midstream Finance Corp.
6.25% due 04/01/23[2]	$800,000	$ 592,000
6.13% due 03/01/22	750,000	562,500
SM Energy Co.
6.50% due 01/01/23[1]	1,500,000	1,057,500
Hess Corp.
8.13% due 02/15/19	750,000	824,022
TerraForm Power Operating LLC
6.13% due 06/15/25[2]	1,000,000	780,000
EP Energy LLC / Everest Acquisition Finance, Inc.
9.38% due 05/01/20	1,500,000	756,563
Linn Energy LLC / Linn Energy Finance Corp.
12.00% due 12/15/20*,1,2	4,750,000	653,125
Atlas Energy Holdings Operating Company LLC / Atlas Resource Finance Corp.
9.25% due 08/15/21	3,500,000	542,500
SandRidge Energy, Inc.
8.75% due 06/01/20[2,4]	1,825,000	442,563
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22[4]	3,500,000	350,000
Ultra Petroleum Corp.
5.75% due 12/15/18[1,2]	1,900,000	133,000
Total Energy		37,086,615
Utilities – 10.8%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[2]	1,680,000	1,562,400
NRG Energy, Inc.
8.25% due 09/01/20[1]	1,500,000	1,511,250
AES Corp.
5.50% due 04/15/25	1,000,000	965,000
7.38% due 07/01/21	250,000	280,000
4.88% due 05/15/23	250,000	240,625
Terraform Global Operating LLC
9.75% due 08/15/22[2]	1,750,000	1,312,500
Viridian Group Fundco II
7.50% due 03/01/20	950,000 EUR	1,135,006
Total Utilities		7,006,781
Consumer, Cyclical – 9.4%
Ferrellgas Partners, LP
8.63% due 06/15/20	1,665,000	1,581,750
AmeriGas Finance LLC / AmeriGas Finance Corp.
7.00% due 05/20/22	1,500,000	1,537,500

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS (Unaudited) continued		March 31, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 96.5% (continued)
Consumer, Cyclical – 9.4% (continued)
WMG Acquisition Corp.
6.75% due 04/15/22[1,2]	$1,325,000	$ 1,311,750
Suburban Propane Partners LP / Suburban Energy Finance Corp.
7.38% due 08/01/21	950,000	966,625
Nathan’s Famous, Inc.
10.00% due 03/15/20[2]	400,000	421,000
NPC International Incorporated / NPC Operating Company A Inc / NPC Operating Co B Inc
10.50% due 01/15/20	300,000	309,750
Total Consumer, Cyclical		6,128,375
Industrial – 5.2%
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19[1]	1,850,000	1,239,500
Novelis, Inc.
8.75% due 12/15/20	700,000	706,510
8.38% due 12/15/17	150,000	152,550
StandardAero Aviation Holdings, Inc.
10.00% due 07/15/23[2]	575,000	549,125
LMI Aerospace, Inc.
7.38% due 07/15/19	300,000	282,000
CNH Industrial Capital LLC
4.38% due 11/06/20	200,000	196,500
Coveris Holdings S.A.
7.88% due 11/01/19[2]	200,000	179,000
GCP Applied Technologies, Inc.
9.50% due 02/01/23[2]	75,000	81,375
Total Industrial		3,386,560
Financial – 4.4%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[2]	800,000	692,000
7.50% due 04/15/21[2]	450,000	387,000
National Financial Partners Corp.
9.00% due 07/15/21[2]	850,000	816,000
NewStar Financial, Inc.
7.25% due 05/01/20	350,000	315,000
Lincoln Finance Ltd.
6.88% due 04/15/21	250,000 EUR	295,841
Garfunkelux Holding Co. 3 S.A.
8.50% due 11/01/22	200,000 GBP	284,645
HUB International Ltd.
9.25% due 02/15/21[2]	100,000	103,750
Total Financial		2,894,236

See notes to financial statements.

18 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		March 31, 2016

	Face
	Amount~	Value
CORPORATE BONDS†† – 96.5% (continued)
Communications – 3.7%
TIBCO Software, Inc.
11.38% due 12/01/21[2]	$750,000	$ 656,249
Interoute Finco plc
7.38% due 10/15/20	500,000 EUR	617,284
Neptune Finco Corp.
6.63% due 10/15/25[2]	350,000	378,403
CSC Holdings LLC
6.75% due 11/15/21	250,000	256,750
MDC Partners, Inc.
6.50% due 05/01/24[2]	200,000	204,250
Sprint Corp.
7.88% due 09/15/23	250,000	191,197
Sprint Communications, Inc.
6.00% due 11/15/22	150,000	109,688
Total Communications		2,413,821
Consumer, Non-cyclical – 3.4%
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[1,2]	1,100,000	1,102,750
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[2]	700,000	651,000
Central Garden & Pet Co.
6.13% due 11/15/23	350,000	364,000
Opal Acquisition, Inc.
8.88% due 12/15/21[2]	100,000	69,750
Total Consumer, Non-cyclical		2,187,500
Basic Materials – 2.6%
TPC Group, Inc.
8.75% due 12/15/20[1,2]	1,535,000	1,074,500
Eldorado Gold Corp.
6.13% due 12/15/20[2]	680,000	620,500
Total Basic Materials		1,695,000
Total Corporate Bonds
(Cost $73,580,410)		62,798,888
SENIOR FLOATING RATE INTERESTS††,3 – 31.6%
Electric – 18.8%
TPF II Power LLC
5.50% due 10/02/21[1]	2,398,485	2,338,522
Invenergy Thermal Operating I LLC
6.50% due 10/19/22[1]	1,695,750	1,594,005
Texas Competitive Electric Holdings Company LLC
3.75% due 11/07/16[1]	1,500,000	1,492,500

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS (Unaudited) continued		March 31, 2016

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 – 31.6% (continued)
Electric – 18.8% (continued)
Panda Hummel
7.00% due 10/27/22[1]	$1,400,000	$ 1,288,000
Panda Sherman
9.00% due 09/14/18[1]	1,496,204	1,271,773
Terraform AP Acquisition Holdings LLC
5.00% due 06/26/22[1]	1,397,024	1,257,322
Panda Temple II Power
7.25% due 04/03/19[1]	1,496,250	1,249,369
Stonewall (Green Energy)
6.50% due 11/12/21[1]	1,200,000	1,116,000
Lone Star Energy
5.25% due 02/22/21	1,000,000	635,000
Total Utilities		12,242,491
Energy – 3.6%
Jonah Energy LLC
7.50% due 05/12/21[1]	3,328,180	1,647,449
Cactus Wellhead
7.00% due 07/31/20[1]	2,027,105	709,487
Total Energy		2,356,936
Industrial – 3.1%
Panda Power
7.50% due 08/21/20[1]	2,000,000	1,810,000
LSF9 Cypress Holdings LLC
7.25% due 10/09/22[1]	199,500	188,861
Total Industrial		1,998,861
Utilities – 2.7%
Panda Moxie Patriot
6.75% due 12/19/20[1]	1,950,000	1,750,125
Communications – 1.4%
Cengage Learning Acquisitions, Inc.
7.00% due 03/31/20[1]	499,702	496,849
Gogo LLC
11.25% due 03/21/18[1]	331,329	332,986
7.50% due 03/21/18[1]	95,473	91,654
Total Communications		921,489
Communications – 1.3%
Arch Coal, Inc.
6.25% due 05/16/18[1]	2,487,143	877,763

See notes to financial statements.

20 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued		March 31, 2016

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 – 31.6% (continued)
Consumer, Cyclical – 0.7%
PETCO Animal Supplies, Inc.
5.75% due 01/26/23[1]	$350,000	$ 349,464
5.62% due 01/26/23[1]	100,000	99,850
Total Consumer, Cyclical		449,314
Total Senior Floating Rate Interests
(Cost $22,992,948)		20,596,979
ASSET BACKED SECURITIES†† – 1.9%
Collateralized Loan Obligation – 1.9%
TCW Global Project Fund II Ltd.
2004-1A, 2.57% due 06/24/16[1,2,3]	932,065	778,740
Silver Spring CLO Ltd.
3.62% due 10/15/26[3]	500,000	422,194
Total Collateralized Loan Obligation		1,200,934
Total Asset Backed Securities
(Cost $1,365,764)		1,200,934
Total Investments – 130.0%
(Cost $97,939,122)		$ 84,596,801
Other Assets & Liabilities, net – (30.0)%		(19,514,899)
Total Net Assets – 100.0%		$ 65,081,902

~	The face amount is denominated in U.S. Dollars, unless otherwise noted.
*	Security is not accruing income.
††	Value determined based on Level 2 inputs – See Note 4.
1	All or a portion of these securities have been physically segregated or earmarked in connection with reverse repurchase agreements and unfunded loan commitments. As of March 31, 2016, the total market value of the segregated or earmarked securities was $35,514,799.
2	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2)
securities is $25,916,923 (cost $30,982,415), or 39.8% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
3	Variable rate security. Rate indicated is rate effective at March 31, 2016.
4	Security is in default of interest and/or principal obligations.

BV	Limited Liability Company
CLO	Collateralized Loan Obligation
EUR	Euro
GBP	British Pound
LLC	Limited Liability Company
LP	Limited Partnership
plc	Public Limited Company
S.A.	Corporation

See Sector Classification in Supplemental Information section.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS (Unaudited) continued	March 31, 2016

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2016 (see Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets:
Corporate Bonds	$–	$62,798,888	$–	$62,798,888
Senior Floating Rate Interests	–	20,596,979	–	20,596,979
Asset Backed Securities	–	1,200,934	–	1,200,934
Total Assets	$–	$84,596,801	$–	$84,596,801
Liabilities:
Unfunded Commitments	$–	$22,470	$–	$22,470
Forward Foreign Currency Exchange Contracts	–	65,603	–	65,603
Total Liabilities	$–	$88,073	$–	$88,073
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
As of March 31, 2016, there were no transfers between levels.

22 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	March 31, 2016

ASSETS:
Investments, at value (cost $97,939,122)	$84,596,801
Cash	258,683
Receivables:
Interest	1,780,227
Tax reclaims	2,202
Other assets	6,681
Total assets	86,644,594
LIABILITIES:
Reverse repurchase agreements	18,424,532
Unfunded loan commitments, at value (Note 10) (commitment fees
received $28,088)	22,470
Unrealized depreciation on forward foreign currency exchange contracts	65,603
Interest payable on borrowings	13,981
Payable for:
Investments purchased	2,708,569
Offering costs	158,044
Investment advisory fees	83,966
Fund accounting fees	11,459
Trustees’ fees and expenses*	7,832
Administration fees	1,847
Accrued expenses and other liabilities	64,389
Total liabilities	21,562,692
NET ASSETS	$65,081,902
NET ASSETS CONSIST OF:
Common stock, $.01 par value per share; unlimited number of shares
authorized, 79,240 shares issued and outstanding	$792
Additional paid-in capital	79,063,522
Undistributed net investment income	456,570
Accumulated net realized loss on investments	(1,031,591)
Net unrealized depreciation on investments	(13,407,391)
NET ASSETS	$65,081,902
Net asset value	$821.33
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 23

STATEMENT OF OPERATIONS (Unaudited)	March 31, 2016
For the Six Months Ended March 31, 2016

INVESTMENT INCOME:
Interest	$4,536,846
Total investment income	4,536,846
EXPENSES:
Investment advisory fees	474,989
Professional fees	35,081
Fund accounting fees	30,345
Trustees’ fees and expenses*	29,862
Interest expense	29,489
Transfer agent fees	15,131
Registration and filings	11,895
Administration fees	10,450
Printing fees	7,154
Custodian fees	3,863
Other expenses	1,069
Total expenses	649,328
Net investment income	3,887,518
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,072,115)
Foreign currency transactions	19,726
Net realized loss	(1,052,389)
Net change in unrealized appreciation (depreciation) on:
Investments	(10,376,478)
Foreign currency translations	(66,573)
Net change in unrealized appreciation (depreciation)	(10,443,051)
Net realized and unrealized loss	(11,495,440)
Net decrease in net assets resulting from operations	$(7,607,922)
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

24 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS		March 31, 2016

		Period from
	Period Ended	August 13, 2015[a]
	March 31, 2016	to
	(Unaudited)	September 30, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,887,518	$119,483
Net realized gain (loss) on investments	(1,052,389)	20,798
Net change in unrealized appreciation (depreciation) on investments	(10,443,051)	(2,964,340)
Net decrease in net assets resulting from operations	(7,607,922)	(2,824,059)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,550,431)	–
SHAREHOLDER TRANSACTIONS:
Net proceeds from the issuance of common shares	–	79,122,000
Reinvestments	100,358	–
Common share offering costs charged to paid-in capital	–	(158,044)
Net increase in net assets resulting from shareholder transactions	100,358	78,963,956
Net increase (decrease) in net assets	(11,057,995)	76,139,897
NET ASSETS:
Beginning of period	76,139,897	–
End of period	$65,081,902	$76,139,897
Undistributed net investment income at end of period	$456,570	$119,483
[a] Commencement of operations

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 25

STATEMENT OF CASH FLOWS (Unaudited)	March 31, 2016
For the Six Months Ended March 31, 2016

Cash Flows from Operating Activities:
Net Decrease in net assets resulting from operations	$(7,607,922)
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used In Operating and Investing Activities:
Net change in unrealized depreciation on investments	10,376,478
Net change in unrealized depreciation on foreign currency translations	66,573
Net realized loss on investments	1,072,115
Net accretion of bond discount and amortization of bond premium	(991,813)
Purchase of long-term investments	(50,172,097)
Paydowns received on asset backed securities	150,913
Proceeds from sale of long-term investments	10,632,487
Net sales of short-term investments	30,122,413
Increase in unfunded loan commitments, at value	22,470
Increase in interest receivable	(625,046)
Decrease in investments sold receivable	46,828
Increase in tax reclaims receivable	(2,202)
Increase in other assets	(6,681)
Decrease in investments purchased payable	(8,357,997)
Increase in investment advisory fees payable	3,518
Increase in fund accounting fees payable	5,413
Increase in interest payable on borrowings	13,981
Increase in administration fees payable	77
Increase in trustees’ fees and expenses payable	7,832
Increase in accrued expenses and other liabilities	11,477
Net Cash Used In Operating and Investing Activities	(15,231,183)
Cash Flows From Financing Activities:
Distributions to common shareholders	(3,450,073)
Increase in reverse repurchase agreements	18,424,532
Net Cash Provided in Financing Activities	14,974,459
Net decrease in cash	(256,724)
Cash at Beginning of Period	515,407
Cash at End of Period	$258,683
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$15,508
Supplemental Disclosure of Non Cash Financing Activity:
Dividend reinvestment	$100,358

See notes to financial statements.

26 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS			March 31, 2016

	Period Ended
	March 31,		Period Ended
	2016		September 30,
	(Unaudited)		2015(a)
Per Share Data:
Net asset value, beginning of period	$962.31		$1,000.00
Income from investment operations:
Net investment income(b)	49.11		1.51
Net loss on investments (realized and unrealized)	(145.24)		(37.20)
Total from investment operations	(96.13)		(35.69)
Less distributions from:
Net investment income	(44.85)		—
Total distributions to shareholders	(44.85)		—
Common shares’ offering expenses
charged to paid-in capital	—		(2.00)
Net asset value, end of period	$821.33		$962.31
Total Return(c)
Net asset value	-10.07%		-3.77%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$65,082		$76,140
Ratio to average net assets of:
Net investment income, including interest expense	11.42	%(e)	1.26%
Total expenses, including interest expense(d)	1.91	%(e)	1.69%
Portfolio turnover rate	15%		65%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$18,425		$—
Asset Coverage per $1,000 of indebtedness(f)	$4,532		$—

(a)	Since commencement of operations: August 13, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Based on average shares outstanding.
(c)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distribution at net asset value during the period, if any. Total investment return does not reflect brokerage commissions.

(d)	Excluding interest expense, the operating expense ratio would be 1.82% for the period ended March 31, 2016.
(e)	Annualized.
(f)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS (Unaudited)	March 31, 2016

Note 1 – Organization:
Guggenheim Energy & Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 28, 2015, and commenced investment operations on August 13, 2015. The Fund is registered as a non-diversified, non-traded, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation.
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.

28 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2016

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.
Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Interest income

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2016

also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized as interest income when received.
(c) Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.
(d) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in foreign currency transactions.
(e) Distributions to Shareholders
The Fund intends to pay substantially all of its net investment income, if any, to Common Shareholders through quarterly distributions. These distributions will consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to Common Shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2016

(f) Senior Loans
Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated on the Schedule of Investments is the rate in effect at March 31, 2016.
(g) When Issued
The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.
(h) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily managed assets.
Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, GPIM provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.625% of the Fund’s average daily managed assets.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2016

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.
Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser and the Sub-Adviser, provides fund administration services to the Fund. As compensation for these services, RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

RFS acts as the Fund’s accounting agent. As accounting agent, RFS is responsible for maintaining the books and records of the Fund’s securities and cash. RFS receives a fund accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Minimum annual charge	$50,000
Certain out-of-pocket charges	Varies

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Fund’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Fund’s liabilities other than borrowings for investment purposes.
The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets.
Note 4 – Fair Value Measurement:
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2016

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Funds’ assets are categorized as Level 2, as indicated in this report.
Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations.
Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Federal Income Taxes:
The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies.
As of March 31, 2016, the cost of investments and accumulated unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

	Gross Tax	Gross Tax	Net Tax Unrealized	Net Unrealized
Cost of Investments	Unrealized	Unrealized	Depreciation on	Depreciation on
for Tax Purposes	Appreciation	Depreciation	Investments	Foreign Currency
$97,939,122	$610,624	$(13,952,945)	$(13,342,321)	$(65,603)

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2016

The net tax unrealized appreciation on unfunded commitments is $5,618.
As of September 30, 2015 (the most recent fiscal year end for federal income tax purposes), the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

Undistributed	Accumulated Long-Term	Net Unrealized
Ordinary Income	Gains/(Accumulated Capital Loss)	Appreciation/(Depreciation)
$140,281	$0	$(2,964,340)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2015, the Fund had no capital loss carryforward.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 6 – Investments in Securities:
For the period ended March 31, 2016, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $50,172,097 and $10,632,487, respectively.
Note 7 – Derivatives:
The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.
(a) Forward Foreign Currency Exchange Contracts
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes.
A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.

34 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2016

At March 31, 2016, the following forward foreign currency exchange contracts were outstanding:

						Net
						Unrealized
			Settlement	Settlement	Value at	Appreciation
Contracts to Sell		Counterparty	Date	Value	3/31/16	(Depreciation)
EUR	1,532,000
for USD	1,686,349	The Bank of New York Mellon	04/11/2016	$1,686,349	$1,743,669	$(57,320)
EUR	269,000
for USD	300,882	The Bank of New York Mellon	04/11/2016	300,882	306,167	(5,285)
GBP	201,000
for USD	285,718	The Bank of New York Mellon	04/11/2016	285,718	288,716	(2,998)
Total unrealized depreciation for forward foreign currency exchange contracts						$(65,603)

(b) Summary of Derivatives Information
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities at March 31, 2016.

Statement of Asset and Liabilities
Presentation of Fair Values of Derivative Instruments ($000s):
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Foreign exchange risk	Unrealized appreciation on		Unrealized depreciation on
	forward foreign currency		forward foreign currency
	exchange contracts	$—	exchange contracts	$66

The following table presents the effect of derivatives instruments on the Statement of Operations for the six months ended March 31, 2016.

Effect of Derivative Instruments on the Statement of Operations:
Amount of Realized Gain (Loss) on Derivatives (value in $000s)
Primary Risk	Foreign Currency
Exposure	Transactions
Foreign exchange risk	$9
Change in Unrealized Appreciation/(Depreciation) on Derivatives (value in $000s)
Primary Risk	Foreign Currency
Exposure	Translations
Foreign exchange risk	($67)

Derivative Volume

Forward Foreign Currency Exchange Contracts:
The Fund had the following activity in forward foreign currency exchange contracts during the six months ended March 31, 2016:

Average Settlement Value Purchased	$ 726,727
Average Settlement Value Sold	674,282

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2016

Note 8 – Offsetting:
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counter party must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with GAAP.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued					March 31, 2016

Net Amounts
		Gross Amounts	of Liabilities	Gross Amounts Not
	Gross	Offset in the	Presented in the	Offset in the Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial
Description	Liabilities	Liabilities	Liabilities	Instruments	Net Amount
Reverse Repurchase
Agreements	$18,424,532	$–	$18,424,532	$(18,424,532)	$–
Forward Foreign
Currency Exchange
Contracts	65,603	–	65,603	–	(65,603)

Note 9 – Leverage:
Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the six months ended March 31, 2016, the average daily balance for which reverse repurchase agreements were outstanding amounted to $11,281,364. The weighted average interest rate was 0.75%. At March 31, 2016, there was $18,424,532 in reverse repurchase agreements outstanding.
At March 31, 2016, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rates	Maturity Dates	Face Value
Barclays Capital, Inc.	0.50% - 0.80%	04/04/16 – 06/01/16	$ 4,115,777
Barclays Capital, Inc.	0.75% - 0.90%	Open Maturity	1,401,937
Bank of America	0.75%	4/29/16	2,265,368
Citigroup, Inc.	0.80%	Open Maturity	602,000
Deutsche Bank	0.80%	04/08/16 – 04/28/16	2,322,000
Deutsche Bank	0.80%	Open Maturity	2,504,700
Royal Bank of Canada	0.80% - 0.90%	04/28/16 – 06/27/16	4,035,875
Royal Bank of Canada	0.95%	Open Maturity	1,176,875
			$ 18,424,532

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 37

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2016

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of March 31, 2016, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and	Up to	31 – 90	Greater than
	Continuous	30 days	days	90 days	Total
Corporate Bonds	$ 5,685,512	$ 6,145,632	$ 6,593,388	$ –	$ 18,424,532
Gross amount of recognized liabilities
for reverse repurchase agreements	$ 5,685,512	$ 6,145,632	$ 6,593,388	$ –	$ 18,424,532

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV to be more volatile and can magnify the effect of any losses.
Note 10 – Loan Commitments:
Pursuant to the terms of certain Term Loan agreements, the Fund held unfunded loan commitments as of March 31, 2016. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. As of March 31, 2016, the total amount segregated in connection with reverse repurchase agreements and unfunded commitments was $35,514,799.

At March 31, 2016, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Maturity Date	Face Amount	Value
Arch Coal, Inc.	01/31/17	$ 561,753	$ 22,470
Lincoln Finance Limited	12/31/15	850,000	–
		$1,411,753	$ 22,470

Note 11 – Capital:
In connection with its organization process, the Fund sold 100 shares of beneficial interest to Guggenheim Funds Distributors, LLC, an affiliate of the Adviser, for consideration of $100,000 at a price of $1,000 per share. The Fund issued 79,022 shares of common stock in its initial public offering. These shares were issued at $1,000 per share.
Beginning 18 months after completion of the offering, the Fund intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of the Board. In a tender offer, the Fund will offer to repurchase outstanding common shares at the Fund’s NAV or a percentage of the Fund’s NAV per share on the last day of the offer.
Offering costs of $158,044 or $2.00 per share, in connection with the issuance of common shares were borne by the Fund and were charged to paid-in capital. The Adviser and GPIM agreed to pay offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $2.00 per common share.

38 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	March 31, 2016

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 79,240 issued and outstanding. Transactions in common shares were as follows:

	Six Months Ended	Period Ended
	March 31, 2016	September 30, 2015
Beginning Shares	79,122	–
Common shares issued through organization process	–	100
Common shares issued through underwritten offering	–	79,022
Common shares issued through dividend reinvestment	118	–
Ending shares	79,240	79,122

Note 12 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 39

SUPPLEMENTAL INFORMATION (Unaudited)	March 31, 2016

Federal Income Tax Information
In January 2017, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2016.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.
Trustees
The Trustees of the Guggenheim Energy & Income Fund and their principal occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2015	Current: Private Investor (2001-present).	103	Current: Trustee, Purpose
(1951)					Investments Funds (2014-
			Former: Senior Vice President and Treasurer,		present).
PepsiCo, Inc. (1993-1997); President, Pizza
Hut International (1991-1993); Senior Vice
President, Strategic Planning and New
Business Development, PepsiCo, Inc.
(1987-1990).
Donald A. Chubb, Jr.	Trustee	Since 2015	Current: Business broker and manager of	99	Current: Midland Care, Inc.
(1946)			commercial real estate, Griffith & Blair, Inc.		(2011-present).
(1997-present).
Jerry B. Farley	Trustee	Since 2015	Current: President, Washburn University	99	Current: Westar Energy, Inc.
(1946)			(1997-present).		(2004-present); CoreFirst Bank
& Trust (2000-present).
Roman Friedrich III	Trustee and	Since 2015	Current: Founder and Managing Partner,	99	Current: Zincore Metals, Inc.
(1946)	Chairman of		Roman Friedrich & Company (1998-present).		(2009-present).
the Contracts
	Review		Former: Senior Managing Director, MLV & Co.		Former: Axiom Gold and Silver
	Committee		LLC (2010-2011).		Corp. (2011-2012).

40 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued					March 31, 2016

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:
Robert B. Karn III	Trustee and	Since 2015	Current: Consultant (1998-present).	99	Current: Peabody Energy
(1942)	Chairman of				Company (2003-present);
	the Audit		Former: Arthur Andersen LLP (1965-1997) and		GP Natural Resource
	Committee		Managing Partner, Financial and Economic		Partners, LLC (2002- present).
Consulting, St. Louis office (1987-1997).
Ronald A. Nyberg	Trustee and	Since 2015	Current: Partner, Nyberg & Cassioppi, LLC (2000-	105	Current: Edward-Elmhurst
(1953)	Chairman of		present).		Healthcare System (2012-
	the Nominating				present).
	and Governance		Former: Executive Vice President, General
	Committee		Counsel, and Corporate Secretary, Van Kampen
Investments (1982-1999).

MaynardF.Oliverius	Trustee	Since 2015	Current: Retired.	99	Current: Fort Hays State
(1943)					University Foundation
			Former: President and CEO, Stormont-Vail		(1999-present); Stormont-
			HealthCare (1996-2012).		Vail Foundation (2013-
present); University of
Minnesota MHA Alumni
Philanthropy Committee
(2009-present).

Former: Topeka
Community Foundation
(2009-2014).
Ronald E. Toupin, Jr.	Trustee and	Since 2015	Current: Portfolio Consultant (2010-present).	102	Former: Bennett Group
(1958)	Chairman of				of Funds (2011-2013).
	the Board		Former: Vice President, Manager and Portfolio
Manager, Nuveen Asset Management (1998-
1999); Vice President, Nuveen Investment
Advisory Corp. (1992-1999); Vice President
and Manager, Nuveen Unit Investment Trusts
(1991-1999); and Assistant Vice President and
Portfolio Manager, Nuveen Unit Investment
Trusts (1988-1999), each of John Nuveen &
Co., Inc. (1982-1999).

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 41

SUPPLEMENTAL INFORMATION (Unaudited) continued	March 31, 2016

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Interested Trustee:
Donald C.	President,	Since 2015	Current: President and CEO, certain other funds	234	Current: Clear Spring Life
Cacciapaglia***	Chief		in the Fund Complex (2012-present); Vice		Insurance Company (2015-
(1951)	Executive		Chairman, Guggenheim Investments (2010-		present); Guggenheim
	Officer and		present).		Partners Japan, Ltd. (2014-
	Trustee				present); Delaware Life
			Former: Chairman and CEO, Channel Capital		(2013-present); Guggenheim
			Group, Inc. (2002-2010).		Life and Annuity Company
(2011-present); Paragon Life
Insurance Company of
Indiana (2011-present).

* The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
** Each Trustee serves an indefinite term, until his successor is elected and qualified.
*** This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of his position with the Funds’ Adviser and/or the parent of the Adviser.

42 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	March 31, 2016

Officers
The Principal Executive Officers of the Trust, who are not trustees, and their principal occupations during the past five years:

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
Joseph M. Arruda	Assistant	Since 2015	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President,
(1966)	Treasurer		Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC
(2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC
(2010); Vice President, Rydex Advisors II, LLC (2010).
William H.	Vice President	Since 2015	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director,
Belden, III			Guggenheim Funds Investment Advisors, LLC (2005-present).
(1965)
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M.	Chief	Since 2015	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing
Catalucci	Compliance		Director, Guggenheim Investments (2012-present).
(1966)	Officer
Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012);
Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-
2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates
(2010-2011).
James M. Howley	Assistant	Since 2015	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in
(1972)	Treasurer		the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 43

SUPPLEMENTAL INFORMATION (Unaudited) continued	March 31, 2016

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:
Amy J. Lee	Chief Legal	Since 2015	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing
(1961)	Officer		Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life
Insurance Company and Security Benefit Corporation (2004-2012).
Mark E.	Secretary	Since 2015	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director,
Mathiasen			Guggenheim Investments (2007-present).
(1978)
Michael P.	Assistant	Since 2015	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President,
Megaris	Secretary		Guggenheim Investments (2012-present).
(1984)
Former: J.D., University of Kansas School of Law (2009-2012).
Adam Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other
(1979)	Treasurer		funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-
2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager,
State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other
(1974)	Treasurer		funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer,
Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment
Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice	Since 2015	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director,
(1979)	President		Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan
Stanley (2002-2009).

44 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	March 31, 2016

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:
John L. Sullivan	Chief Financial	Since 2015	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-
(1955)	Officer, Chief		present); Senior Managing Director, Guggenheim Investments (2010-present).
Accounting
	Officer and		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex
	Treasurer		(2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley
Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

* The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
** Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 45

DIVIDEND REINVESTMENT PLAN (Unaudited)	March 31, 2016

Under the Fund’s dividend reinvestment plan (the “Plan”), a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A., which is agent under the Plan (the “Plan Agent”), unless the Common Shareholder elects to receive cash.
Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional Common Shares under the Plan, unless the broker or nominee does not participate in the Plan or the Common Shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare Trust Company, N.A., as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact Computershare Trust Company, N.A. through the Internet as specified below, in writing at the address specified below or by calling the telephone number specified below.
Under the Plan, distributors, including any capital gain distributions, will be automatically reinvested in additional Common Shares at the net asset value determined on the reinvestment date.
The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.
In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the Common Shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.
The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.
Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 30170, College Station, Texas 77842, Attention: Shareholder Services Department. Participants may also contact Computershare Trust Company, N.A. online at www.computershare.com/investor or by telephone at 1-866-488-3559.

46 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION (Unaudited)	March 31, 2016

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Advisors, LLC
Donald C. Cacciapaglia*	Chicago, IL

Donald A. Chubb, Jr.	Investment Sub-Adviser
Guggenheim Partners Investment
Jerry B. Farley	Management, LLC
Santa Monica, CA
Roman Friedrich III
Administrator and Accounting Agent
Robert B. Karn III	Rydex Fund Services, LLC
Rockville, MD
Ronald A. Nyberg
Custodian
Maynard F. Oliverius	The Bank of New York Mellon
New York, NY
Ronald E. Toupin, Jr.,
Chairman	Legal Counsel
Skadden, Arps, Slate, Meagher &
* Trustee is an “interested person” (as defined	Flom LLP
in section 2(a)(19) of the 1940 Act)	New York, NY
(“Interested Trustee”) of the Trust because of
his position as the President and CEO of the	Independent Registered Public
Investment Adviser and Sub-Adviser.	Accounting Firm
Ernst & Young LLP
Principal Executive Officers	McLean, VA
Donald C. Cacciapaglia
President and Chief Executive Officer

Joanna M. Catalucci
Chief Compliance Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer and Treasurer

GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT l 47

FUND INFORMATION (Unaudited) continued	March 31, 2016

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Energy & Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.

This report is sent to shareholders of Guggenheim Energy & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (800) 345-7999, by visiting the Fund’s website at guggenheiminvestments.com/xgeix or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/xgeix. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

48 l GEI l GUGGENHEIM ENERGY & INCOME FUND SEMIANNUAL REPORT

ABOUT THE FUND MANAGER

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(03/16)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GEI-SAR-0316

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)         Not applicable for a semi-annual reporting period.
(b)        There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
 (b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3)	Not applicable.
(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Guggenheim Energy & Income Fund
By:          /s/ Donald C. Cacciapaglia
Name:     Donald C. Cacciapaglia
Title:       President and Chief Executive Officer
Date:       June 6, 2016
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:         /s/ Donald C. Cacciapaglia
Name:    Donald C. Cacciapaglia
Title:      President and Chief Executive Officer
Date:     June 6, 2016
By:         /s/ John L. Sullivan
Name:    John L. Sullivan
Title:      Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:      June 6, 2016